Exhibit A-5

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

CERTIFICATE OF INCORPORATION

OF

HURST LEASING CORP.

under Section 402 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

(1)	The name of the corporation is:

HURST LEASING CORP.

(2)	The purpose or purposes for which this Corporation is formed are as follows, to wit:

To purchase, lease, exchange, hire and otherwise acquire lands with or without buildings thereon, or any interest therein, whatsoever and wheresoever situated; to erect, construct, rebuild, enlarge, alter, improve, maintain, manage, and operate houses, buildings or other works of any description on any lands owned or leased by the corporation, or upon any other lands; to sell, lease, sublet, mortgage, exchange, or otherwise dispose of any of the lands or any interest therein, or any houses, buildings or other works owned by the corporation; to engage generally in the real estate business, as principal, agent, broker, or otherwise, and generally to buy, sell, lease, mortgage, exchange, manage, operate, and deal in lands or interest in lands, houses, buildings, or other works; and to purchase, acquire, hold, exchange, pledge, hypothecate, sell, deal in, and dispose of tax liens and transfers of tax liens on real estate.

To make, enter into, perform, and carry out contracts for construction, building, altering, improving, repairing, decorating, maintaining, furnishing and fitting up buildings, tenements, and structures of every description, and to advance money to and enter into agreements of all kinds with builders, contractors, property owners, and others, for said purpose.

The powers, rights and privileges provided in this Certificate of Incorporation are not to be deemed to be in limitation of similar, other or additional powers, rights and privileges granted or permitted to a corporation by the Business Corporation Law, it being intended that this corporation shall have the right to engage in such similar activities as like corporations may lawfully engage in under the Business Corporation Law of the State of New York, as now in effect, or as hereafter promulgated.

To do everything necessary, suitable or proper for the accomplishment, attainment or furtherance of, to do every other act or thing incidental to, appurtenant to, growing out of or connected with, the purposes, objects or powers set forth in this Certificate of Incorporation, whether alone or in association with others; to possess all the rights, powers and privileges now or hereafter conferred by the laws of the State of New York upon a corporation organized under the laws of the State of New York and, in general, to carry on any of the activities and to do any of the things herein set forth to the same extent and as fully as a natural person or partnership might or could do; provided, that nothing herein set forth shall be construed as authorizing the Corporation to possess any purpose, object, or power, or to do any act or thing forbidden by law to a Corporation organized under the laws of the State of New York.

(3) The office of the Corporation is to be located in the City of New York County of Queens State of New York.

(4) The aggregate number of shares which the corporation shall have the authority to issue is Two Hundred (200) shares, all of which are to be without par value.

(5) The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is:

c/o Feldesman & D’Atri

 122 East 42nd Street

 Suite 1616

 New York, New York 10017

(6) The Corporation’s initial accounting period for reporting the franchise tax on business corporations imposed by Article 9-A of the Tax Law shall end September 30, 1977.

The undersigned incorporator is of the age of eighteen years or over.

IN WITNESS WHEREOF, this certificate has been subscribed this 8th day of October 1976 by the undersigned who affirms that the statements made herein are true under the penalties of perjury.

Alfred Stupple	/s/ Alfred Stupple

170 Washington Avenue, Albany, New York 12210

CERTIFICATE OF INCORPORATION

OF

HURST LEASING CORP.

under Section 402 of the Business Corporation Law

STATE OF NEW YORK

DEPARTMENT OF STATE

TAX $ 10

FILING FEE $ 50

FILED OCT 14 1976

FILED BY:

Feldesman & D’Atri		Secretary of State

122 East 42nd Street	By

Suite 1616

New York, New York 10017

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

HURST LEASING CORP.

Under Section 805 of the Business Corporation Law

Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, being, respectively, the President and Secretary of HURST LEASING CORP., hereby certify:

FIRST: The name of the corporation is HURST LEASING CORP.

SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State, State of New York on October 14, 1976.

THIRD: The amendment to the Certificate of Incorporation effected by this certificate is to change the name of the corporation to DAITCH CRYSTAL DAIRIES, INC.

To effect such change, Article (1) of the Certificate of Incorporation, relating to the name of the corporation, is hereby amended to read as follows:

“(1) The name of the corporation is DAITCH CRYSTAL DAIRIES, INC.”.

1

FOURTH: This amendment to the Certificate of Incorporation was authorized by the unanimous written consent of the holders of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation.

IN WITNESS WHEREOF, we have signed this Certificate of Amendment this 8th day of February, 1978 and we affirm the statements herein as true under the penalties of perjury.

/s/ Martin Rosengarten
Martin Rosengarten, President

/s/ Howard B. Weinreich
Howard B. Weinreich, Secretary

2

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

HURST LEASING CORP.

Under Section 805 of the

Business Corporation Law

STATE OF NEW YORK

DEPARTMENT OF STATE

TAX $ none

FILING FEE $ 30

FILED FEB 16 1978

By:

Queens Co

Law Offices

Feldesman & D’Atri

122 East 42nd Street

New York, N. Y. 10017

697-3070

3

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

080519000766

New York State

Department of State

Division of Corporations, State Records

and Uniform Commercial Code

41 State Street

Albany, NY 12231

www.dos.state.ny.us

CERTIFICATE OF CHANGE

OF

DAITCH CRYSTAL DAIRIES, INC.

(Insert Name of Domestic Corporation)

Under Section 805-A of the Business Corporation Law

FIRST: The name of the corporation is: DAITCH CRYSTAL DAIRIES, INC.

If the name of the corporation has been changed, the name under which it was formed is: Hurst Leasing Corp.

SECOND: The certificate of incorporation was filed by the Department of State on: 10/14/1976

THIRD: The change(s) effected hereby are: [Check appropriate box(es)]

☐	The county location, within this state, in which the office of the corporation is located, is changed to:

xxx	The address to which the Secretary of State shall forward copies of process accepted on behalf of the corporation is changed to read in its entirety as follows:

c/o BLUMBERGEXCELSIOR CORPORATE SERVICES, INC., 62 WHITE ST., 2ND FL., NY, NY 10013                                                                                                                                                                                                     .

☒	The corporation hereby: [Check one]

☒	Designates BLUMBERGEXCELSIOR CORPORATE SERVICES, INC as its registered agent upon’whom process against the corporation may be served.
The	Street address of the registered agent is: 62 WHITE ST., 2ND FL, NY, NY 10013

☐	Changes the designation of its registered agent to: . The street address of the registered agent is:

☐	Changes the address of its registered agent to:

☐	Revokes the authority of its registered agent.

DOS- 1656 (Rev. 5/04)

080519000766

FOURTH: The change was aothorized by the board of directors.

/s/ Christopher McGarry	Christopher McGarry
(Signature)	(Name and Title of Signer) VICE PRESIDENT

BLU 39

DRAWDOWN

CERTIFICATE OF CHANGE

OF

DAITCH CRYSTAL DAIRIES, INC.

(Insert Name of Domestic Corporation)

Under Section 805-A of the Business Corporation Law

Filer’s Name BLUMBERGEXCELSIOR CORPORAT SERVICES, INC.

Address 62 WHITE ST.

City, State and Zip Code NY, NY 10013

BLU - 39

DRAWDOWN

NOTE: this form was prepared by the New York State Department of State. You are not required to use this form You may draft your own form or use forms available at legal stationery stores. The Department of State recommends that all documents be prepared Under the guidance of an attomey. The certtificate must be submitted with a $30 filing fee.

For Office Use Only

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

NYS Department of State
Division of Corporations, Records and UCC
Albany, NY 12231-0002
www.dos.state.ny.us

Business Corporation Biennial Statement Amendment

For Internal Use Only

08051900
2539

Filed By: RH

Cash # (if different than film #):

Required Fee: $9.00
Filing Period: 10/2006
(Make checks payable to the Department of State)

412286

Business Name:

DAITCH CRYSTAL DAIRIES, INC.

412286

DAITCH CRYSTAL DAIRIES, INC.
ATTN: TAX DEPT.
2 PARAGON DRIVE
MONTVALE, NJ 07645

The Business Corporation Law permits corporations to update the name and business address of their chief executive officer and the street address of the principal executive office. Update Parts 1 and 2, as necessary. Complete Part 3 and return this form with the $9 filing fee, made payable to the Department of State, to the Department of State, Division of Corporations, 41 State Street, Albany, NY 12231-0002.

To pay with a credit card, send a Credit Card Authorization Form to the Department of State with this form. The Credit Card Authorization Form is available from the Department of State's website at www.dos.state.ny.us or by calling (518) 473-2492. The Biennial Statement Amendment with the Credit Card Authorization Form may be faxed to (518) 486-4680.

Part 1: Name and Business Address of Chief Executive Officer

Current	Update
ROBERT VOLOSIN 2 PARAGON DRIVE MONTVALE, NJ 07645	Name: Address: City: State: Zip:

Part 2: Street Address of the Principal Executive Office (A Post Office Box cannot be substituted)

Current	Update
DAITCH CRYSTAL DAIRIES, INC. ATTN: TAX DEPT. 2 PARAGON DRIVE MONTVALE, NJ 07645	Address Line 1: 42 W. 39TH ST. Address Line 2: City: NEW YORK State: NY Zip: 10018

Part 3: Signature of Officer, Director, Attorney-In-Fact or Authorized Person

[signature]
Signature

VICE PRESIDENT
Title of Signer (Please Print)

CHRISTOPHER McGARRY
Name of Signer (Please Print)

DOS-1512 (06/06)

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. /s/ Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

080528000423

CSC 45

New York State

Department of State

Division of Corporations, State Records

and Uniform Commercial Code

41 State Street

Albany, NY 12231

www. dos.state.ny.us

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

DAITCH CRYSTAL DAIRIES, INC.

Under Section 805 of the Business Corporation Law

FIRST: The name of the corporation is: Daitch Crystal Dairies, Inc.

If the name of the corporation has been changed, the name under which it was formed is: Hurst

Leasing Corp.

SECOND: The date of filing of the certificate of incorporation with the Department of State is: October 14.1976.

THIRD: The amendment effected by this certificate of amendment is as follows: (Set forth each amendment in a separate paragraph providing the subject matter and full text of each amended paragraph. For example, an amendment changing the name of the corporation would read as follows: Paragraph First of the Certificate of Incorporation relating to the corporation name is hereby amended to read as follows: First: The name of the corporation is... (new name)...)

Paragraph (1) of the Certificate of Incorporation relating to the corporation name is hereby amended to read in its entirely as follows: “ (1) The name of the corporation is Amsterdam Tracking Corporation.”

Paragraph (2) of the Certificate of Incorporation relating to the purpose of the corporation is hereby amended by deleting Paragraph (2) and replacing it with the following: “(2) The purpose of the Corporation is (i) to transport groceries and related items, including, but not limited to, wine: and (ii) to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York.”

Paragraph (3) of the Certificate of Incorporation relating to the location of the office of the corporation is hereby amended to read in its entirety as follows: “(3) The office of the Corporation is to be located; in New York County.

Paragraph (5) of the Certificate of Incorporation relating to the designated agent is hereby amended to read in its entirety as follows: “(5) The Secretary of State is designated as agent of the Corporation upon whom process against it may be served. The post-office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is: Blumberg Excelsior Corporate Services, Inc., 62 White Street, New York, New York 10013.”

DOS-1554(Rev.6/06)

1

080528000423

FOURTH: The certificate of amendment was authorized by: [Check the appropriate box]

☐	The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.
☒	The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.

/s/ Christopher McGarry	Christopher McGarry
(Signature)	(Name and Capacity of Signer) VICE PRESIDENT

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

Daitch Crystal Dairies, Inc.

Under Section 805 of the Business Corporation Law

Filer’s Name: Louis C. Tornasella, Esq.

Address: Herten, Burstein, Sheridan, Cevasco, Bottinelli, Litt & Harz, L.L.C. - Court Plaza South 21

Main Street

City, State and Zip Code: Hackensack, New Jersey 07601

NOTE: This form was prepared by the New York State Department of State. It does not contain all optional provisions under the law. You are not required to use this form. You may draft your own form or use forms available at legal stationery stores. The Department of State recommends that all documents be prepared under the guidance of an attorney. The certificate must be submitted with a $60 filing fee, plus the required tax on shares pursuant to §180 of the Tax Law, if applicable:

For Office Use Only

CSC 45

DRAW DOWN

2

STATE OF NEW YORK

DEPARTMENT OF STATE

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

WITNESS my hand and official seal of the Department of State, at the City of Albany, on December 13, 2010. Daniel E. Shapiro Daniel E. Shapiro First Deputy Secretary of State

Rev. 06/07

NYS Department of State
Division of Corporations, Records and UCC
Albany, NY 12231-0002
www.dos.state.ny.us

Business Corporation Biennial Statement

For Internal Use Only

10101500

2088

Filed By: 12H

Cash # (if different than film #): ____

Required Fee: $9.00
Filing Period: 10/2010
(Make checks payable to the Department of State)

412286

Business Name:

AMSTERDAM TRUCKING CORPORATION

412286

THE COROPORATION
42 W 39TH ST
NEW YORK, NY 10018

The Business Corporation Law requires corporations to update information with the Department of State every two years in the calendar month in which the corporation was formed or authorized. Farm Corporations are EXEMPT from this requirement and should complete Parts 4 and 5 ONLY. Please review the information in Parts 1, 2 and 3. Update the information in the space provided, if necessary. If no changes are necessary, proceed to Part 5. A corporation which fails to timely file its Biennial Statement shall be shown to be past due on the Department of State's records.

Part 1: Name and Business Address of Chief Executive Officer

ROBERT VOLOSIN
2 PARAGON DRIVE
MONTVALE, NJ 07645

Name: David Kelly
Address: 2 Paragon Drive
City: Montvale State: NJ Zip: 07645

Part 2: Street Address of the Principal Executive Office (A Post Office Box cannot be substituted)

THE COROPORATION
42 W 39TH ST
NEW YORK, NY 10018

Address Line 1: Amsterdam trucking Corporation
Address Line 2: 2 Paragon Drive
City: Montvale State: NJ Zip: 07645

Part 3: Address for Service of Process

BLUMBERGEXCELSIOR CORPORATE SERVICES, INC.
62 WHITE STREET
NEW YORK, NY 10013

Name:
Address:
City: State: Zip:

Part 4: Farm Corporation Exemption

☐ Check if applicable

This corporation is a farm corporation and is NOT required to update information with the Department of State every two years. A farm corporation is a corporation engaged in the production of crops, livestock and livestock products on land used in agricultural production. Farm corporations should complete Parts 4 and 5 ONLY and return the form to the Department of State. No filing fee is required for farm corporations.

Part 5: Signature of Officer, Director, Attorney-In-Fact or Authorized Person

Signature: [signature]

Name of Signer (Please Print): Michael Gualtieri

Title of Signer (Please Print): Vice President

DOS-1179 (08/06)